SCHEDULE A

FEE AND EXPENSE AGREEMENT

WELLS FARGO FUNDS TRUST

(Capped Operating Expense Ratios)

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Absolute Return Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.71% 1.46% 0.96% 0.28% 0.57% 0.33%	August 31, 2016 August 31, 2016 August 31, 2017 August 31, 2016 August 31, 2016 August 31, 2016
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	0.74% 1.49% 1.49% 0.60% 0.46%	December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016
Alternative Strategies Fund[1] Class A Class C Administrator Class Institutional Class	2.22% 2.97% 2.07% 1.97%	November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016
Asia Pacific Fund Class A Class C Administrator Class[2] Institutional Class	1.60% 2.35% 1.40% 1.25%	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016
Asset Allocation Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.87% 1.62% 1.62% 1.12% 0.64% 0.44%	August 31, 2016 August 31, 2016 August 31, 2016 August 31, 2016 August 31, 2016 August 31, 2016
C&B Large Cap Value Fund Class A Class B Class C Administrator Class Institutional Class	1.15% 1.90% 1.90% 1.00% 0.80%	September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016
C&B Mid Cap Value Fund[3] Class A Class B Class C Administrator Class Institutional Class	1.20% 1.95% 1.95% 1.15% 0.90%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.80% 1.55% 0.60% 0.50%	October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016
California Municipal Money Market Fund Class A Administrator Class Institutional Class[4] Service Class Sweep Class	0.65% 0.30% 0.20% 0.45% 1.00%	May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016
California Tax-Free Fund Class A Class B Class C Administrator Class Institutional Class	0.75% 1.50% 1.50% 0.55% 0.48%	October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016
Capital Growth Fund Class A Class C Class R4 Class R6 Administrator Class Institutional Class	1.11% 1.86% 0.75% 0.60% 0.94% 0.70%	November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.50%	May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016
Colorado Tax-Free Fund Class A Class C Administrator Class	0.85% 1.60% 0.60%	October 31, 2016 October 31, 2016 October 31, 2016
Common Stock Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	1.26% 2.01% 2.01% 0.85% 1.10% 0.85%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2017
Conservative Income Fund Institutional Class	0.27%	December 31, 2016
Core Bond Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.78% 1.53% 1.53% 1.03% 0.52% 0.37% 0.70% 0.42%	September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016
Disciplined U.S. Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.92% 1.67% 1.17% 0.43% 0.74% 0.48%	November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class	1.22% 1.97% 0.84% 1.15% 0.89%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Diversified Capital Builder Fund Class A Class B Class C Administrator Class[5] Institutional Class	1.20% 1.95% 1.95% 0.95% 0.78%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Diversified Equity Fund Class A Class B Class C Administrator Class	1.25% 2.00% 2.00% 1.00%	September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016
Diversified Income Builder Fund Class A Class B Class C Administrator Class Institutional Class	1.08% 1.83% 1.83% 0.90% 0.71%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Diversified International Fund[6] Class A Class B Class C Class R Class R6 Administrator Class Institutional Class	1.41% 2.16% 2.16% 1.60% 0.89% 1.25% 0.99%	February 29, 2016 February 29, 2016 February 29, 2016 February 28, 2017 February 28, 2017 February 29, 2016 February 29, 2016
Dow Jones Target Today Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.76% 1.51% 1.51% 1.01% 0.45% 0.30% 0.65%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2010 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.78% 1.53% 1.53% 1.03% 0.47% 0.32% 0.67%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class	0.79% 1.04% 0.48% 0.33% 0.68%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2020 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.81% 1.56% 1.56% 1.06% 0.50% 0.35% 0.70%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class	0.81% 1.06% 0.50% 0.35% 0.70%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2030 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.82% 1.57% 1.57% 1.07% 0.51% 0.36% 0.71%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class	0.83% 1.08% 0.52% 0.37% 0.72%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2040 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.83% 1.58% 1.58% 1.08% 0.52% 0.37% 0.72%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class	0.83% 1.08% 0.52% 0.37% 0.72%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.83% 1.58% 1.08% 0.52% 0.37% 0.72%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class	0.83% 1.08% 0.52% 0.37% 0.72%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2060 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.83% 1.58% 1.08% 0.52% 0.37% 0.72%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target Today Fund Class A Class C Class R Class R4 Class R6	0.98% 1.73% 1.23% 0.67% 0.52%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2015 Fund Class A Class C Class R Class R4 Class R6	1.00% 1.75% 1.25% 0.69% 0.54%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2020 Fund Class A Class C Class R Class R4 Class R6	1.02% 1.77% 1.27% 0.71% 0.56%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2025 Fund Class A Class C Class R Class R4 Class R6	1.04% 1.79% 1.29% 0.73% 0.58%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2030 Fund Class A Class C Class R Class R4 Class R6	1.06% 1.81% 1.31% 0.75% 0.60%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2035 Fund Class A Class C Class R Class R4 Class R6	1.07% 1.82% 1.32% 0.76% 0.61%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2040 Fund Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2045 Fund Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2050 Fund Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2055 Fund Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2060 Fund Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Emerging Growth Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.20% 0.90%	September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016
Emerging Markets Equity Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	1.61% 2.36% 2.36% 1.18% 1.49% 1.22%	February 28, 2017 February 28, 2017 February 28, 2017 February 29, 2016 February 28, 2017 February 28, 2017
Emerging Markets Equity Income Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.65% 2.40% 1.90% 1.20% 1.45% 1.25%	February 29, 2016 February 29, 2016 February 28, 2017 February 28, 2017 February 29, 2016 February 29, 2016
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	1.20% 1.95% 1.95% 1.00% 0.80%	November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016
Enterprise Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	1.18% 1.93% 1.93% 0.80% 1.10% 0.85%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Global Long/Short Fund Class A Class C Administrative Class Institutional Class	1.75% 2.50% 1.65% 1.45%	October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	1.55% 2.30% 2.30% 1.40% 1.15%	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016
Government Money Market Fund Class A Administrator Class
Institutional Class
Select Class Service Class Sweep Class	0.65% 0.35% 0.20% 0.16% 0.50% 1.00%	May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017
Government Securities Fund Class A Class B Class C Administrator Class Institutional Class	0.85% 1.60% 1.60% 0.64% 0.48%	December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016
Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.21% 1.96% 0.70% 0.96% 0.75%	November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016
Growth Balanced Fund Class A Class B Class C Administrator Class	1.20% 1.95% 1.95% 0.95%	September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.43%	May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016
High Income Fund[7] Class A Class B Class C Administrator Class Institutional Class	0.90% 1.65% 1.65% 0.80% 0.50%	December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016
High Yield Bond Fund Class A Class B Class C Administrator Class Institutional Class	1.03% 1.78% 1.78% 0.80% 0.70%	December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016
High Yield Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.75% 0.60%	October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016
Income Plus Fund[8] Class A Class B Class C Administrator Class Institutional Class	0.84% 1.59% 1.59% 0.72% 0.58%	December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016
Index Asset Allocation Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Index Fund Class A Class B Class C Administrator Class	0.45% 1.20% 1.20% 0.25%	September 30, 2017 September 30, 2017 September 30, 2017 September 30, 2016
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class	0.70% 1.45% 0.60% 0.45%	October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016
International Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	1.03% 1.78% 1.78% 0.65% 0.85% 0.70%	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016
International Equity Fund[9] Class A Class B Class C Class R Class R6 Administrator Class Institutional Class	1.09% 1.84% 1.84% 1.34% 0.88% 1.09% 0.84%	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2017 February 29, 2016 February 29, 2016
International Value Fund Class A Class B Class C Administrator Class Institutional Class	1.35% 2.10% 2.10% 1.25% 1.00%	September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.20% 1.00%	July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016
Intrinsic Value Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class	1.11% 1.86% 1.86% 1.36% 0.80% 0.65% 0.95% 0.70%	November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016
Intrinsic World Equity Fund[10] Class A Class C Administrator Class Institutional Class	1.40% 2.15% 1.15% 0.95%	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016
Large Cap Core Fund[11] Class A Class C Class R Class R6 Administrator Class Institutional Class	1.14% 1.89% 1.39% 0.68% 1.00% 0.70%	November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	1.07% 1.82% 1.32% 0.80% 0.65% 0.95% 0.75%	November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016
Large Company Value Fund Class A Class C Administrator Class Institutional Class	1.10% 1.85% 0.98% 0.75%	November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016
Minnesota Tax-Free Fund Class A Class C Administrator Class	0.85% 1.60% 0.60%	October 31, 2016 October 31, 2016 October 31, 2016
Moderate Balanced Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016
Money Market Fund Class A Class B Class C Daily Class Premier Class[12] Service Class	0.65% 1.40% 1.40% 1.00% 0.20% 0.50%	May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2016 May 31, 2017 May 31, 2016
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.64% 1.50% 1.50% 0.60% 0.48%	October 31, 2017 October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.30% 0.20% 0.45%	May 31, 2016 May 31, 2016 May 31, 2016
Municipal Money Market Fund Class A Institutional Class[13] Service Class Sweep Class	0.65% 0.20% 0.45% 1.00%	May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class[14] Service Class Sweep Class	0.65% 0.30% 0.20% 0.45% 1.00%	May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.85% 1.60% 0.54%	October 31, 2016 October 31, 2016 October 31, 2016
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	1.30% 2.05% 2.05% 1.55% 1.10% 0.85%	November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016
Opportunity Fund Class A Class B Class C Administrator Class Institutional Class	1.21% 1.96% 1.96% 1.00% 0.75%	January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2016 January 31, 2016
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	0.74% 1.49% 1.49% 0.49%	October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	1.09% 1.84% 1.84% 0.95% 0.79%	July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016
Premier Large Company Growth Fund Class A Class B Class C Class R4 Class R6 Administrator Class Institutional Class	1.11% 1.86% 1.86% 0.80% 0.65% 1.00% 0.70%	November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016
Real Return Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016
Short Duration Government Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 1.53% 0.37% 0.60% 0.42%	December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016
Short-Term Bond Fund Class A Class C Institutional Class	0.72% 1.47% 0.48%	December 31, 2016 December 31, 2016 December 31, 2016
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class	0.81% 1.56% 0.65% 0.50%	December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.63% 1.38% 0.60% 0.40%	October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016
Small Cap Core Fund[15] Class A Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 0.90% 1.25% 1.00%	July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017
Small Cap Opportunities Fund Administrator Class Institutional Class	1.20% 0.95%	July 31, 2016 July 31, 2016
Small Cap Value Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	1.28% 2.03% 2.03% 0.83% 1.08% 0.88%	July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016
Small Company Growth Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 2.10% 0.90% 1.20% 0.95%	September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016
Small Company Value Fund Class A Class B Class C Administrator Class Institutional Class	1.35% 2.10% 2.10% 1.20% 1.00%	September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016
Small/Mid Cap Value Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.15% 0.95%	July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016
Special Mid Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.25% 2.00% 1.50% 0.82% 1.14% 0.87%	January 31, 2016 January 31, 2016 January 31, 2017 January 31, 2016 January 31, 2016 January 31, 2016
Special Small Cap Value Fund Class A Class B Class C Class R Class R6 Administrator Class Institutional Class	1.34% 2.09% 2.09% 1.59% 0.89% 1.20% 0.94%	July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2017 July 31, 2016 July 31, 2016 July 31, 2016
Specialized Technology Fund Class A Class B Class C Administrator Class	1.50% 2.25% 2.25% 1.33%	July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016
Strategic Income Fund Class A Class C Administrator Class Institutional Class	0.90% 1.65% 0.75% 0.60%	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.82% 1.57% 1.57% 0.68% 0.48%	October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	1.33% 2.08% 1.20% 0.98%	July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.35% 0.20% 0.45% 1.00%	May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016
Ultra Short-Term Income Fund

Class A

Class C Administrator Class Institutional Class	0.70% 1.45% 0.55% 0.35%	December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class	0.67% 1.42% 0.60% 0.37%	October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	1.14% 1.89% 1.89% 0.95% 0.78%	July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016
WealthBuilder Conservative Allocation Portfolio	1.50%	September 30, 2016
WealthBuilder Equity Portfolio	1.50%	September 30, 2016
WealthBuilder Growth Allocation Portfolio	1.50%	September 30, 2016
WealthBuilder Growth Balanced Portfolio	1.50%	September 30, 2016
WealthBuilder Moderate Balanced Portfolio	1.50%	September 30, 2016
WealthBuilder Tactical Equity Portfolio	1.50%	September 30, 2016
Wisconsin Tax-Free Fund Class A Class C	0.70% 1.45%	October 31, 2016 October 31, 2016
100% Treasury Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.50% 1.00%	May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016

Schedule A amended: December 1, 2015

The foregoing schedule of capped operating expense ratios is agreed to as of December 1, 2015 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

       C. David Messman

       Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
  Paul Haast

  Senior Vice President

  Reference is made to that certain Investment Sub-Advisory Agreement among the Trust, on behalf of the Alternative Strategies Fund, the Adviser and The Rock Creek Group, LP (“Rock Creek”), as a sub-adviser to the Alternative Strategies Fund, pursuant to which Rock Creek is authorized to invest, from time to time, a portion of the Alternative Strategies Fund’s assets (“Rock Creek Portion”) in shares of registered investment companies (each such company, other than a money market Fund, an “Underlying Fund”).  The provisions of Section 3 of the Amended and Restated Fee Agreement (the “Fee Agreement”) to which this Schedule A relates shall apply to the Capped Operating Expense Ratios of the respective share classes of the Alternative Strategies Fund stated in the table above (the “Baseline Capped Operating Expense Ratios”).  In addition to the foregoing, to the extent that the Rock Creek Portion invests in securities of any Underlying Fund, the Adviser also hereby agrees to additionally waive any advisory fees payable to it under the Investment Advisory Agreement, additionally waive any administration fees payable to it under the Administration Agreement, and/or additionally reimburse other expenses of the Funds or a class in an amount equal to the fees of such Underlying Fund held in the Rock Creek Portion (which shall be calculated based on the net operating expense ratio of the relevant share class of such Underlying Fund contained in the Underlying Fund’s most recently published annual or semi-annual report) (such additional waivers, the “Rock Creek Underlying Fund Waivers”); provided, however, notwithstanding the provisions of Section 3 of the Fee Agreement, the amount of the Rock Creek Underlying Fund Waivers, if any,  may increase or decrease from time to time without notice to, or approval by, the Board, so long as: (i) the initial term and renewal of the Adviser’s commitment to make the Rock Creek Underlying Fund Waivers remain subject to the provisions of Section 3 of the Fee Agreement, and (ii) the Baseline Capped Operating Expense Ratios remain subject to the provisions of Section 3 of the Fee Agreement.
  On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratio to the Asia Pacific Fund Administrator Class.  Effective March 1, 2016 the ratio will be 1.50%, expiring February 28, 2017.

On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratios for certain share classes of the C&B Mid Cap Value Fund.  Effective February 1, 2016, the ratios for Classes A, B and C will be 1.25%, 2.00% and 2.00%, respectively, expiring January 31, 2017.

  On November 18, 2015, the Board of Wells Fargo Funds Trust approved the Institutional Class name change of the California Municipal Money Market Fund to the Premier Class, effective April 1, 2016.
  On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratio to the Diversified Capital Builder Fund Administrator Class.  Effective February 1, 2016 the ratio will be 1.05%, expiring January 31, 2017.
  On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Diversified International Fund.  Effective March 1, 2016 the ratios for Classes A, B and C will be 1.35%, 2.10% and 2.10%, respectively, expiring February 28, 2017.  In addition, on August 11, 2015 the Board approved the addition Class R and R6 shares, effective on or about October 1, 2015.

On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratios for certain share classes of the High Income Fund.  Effective January 1, 2016, the ratios for Classes A, B, C, Administrator and Institutional will be 0.93%, 1.68%, 1.68%, 0.83% and 0.53%, respectively, expiring December 31, 2016.

  On November 18, 2015, the Board of Wells Fargo Funds Trust approved the Income Plus Fund name change to the Core Plus Bond Fund, effective February 1, 2016.

On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratios for certain share classes of the International Equity Fund.  Effective March 1, 2016, the ratios for Classes A, B, C, R, Administrator and Institutional will be 1.35%, 2.10%, 2.10%, 1.41%, 1.23% and 0.93%, respectively, expiring February 28, 2017.

  On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Intrinsic World Equity Fund.  Effective March 1, 2016 the ratios for Class A and Class C will be 1.35% and 2.10%, respectively, expiring February 28, 2017.  In addition, the Board approved an increase to the capped operating expense ratio for the Administrator Class.  Effective March 1, 2016 the Administrator Class ratio will be 1.25%, expiring February 28, 2017.
  On November 18, 2015, the Board of Wells Fargo Funds Trust approved the reorganization of the Golden Large Cap Core Fund (“Golden Large Cap Fund”) into the Wells Fargo Advantage Large Cap Core Fund, subject to approval by the Board of Forum Funds and shareholders of the Golden Large Cap Fund (the “Large Cap Core Reorganization”).  Contingent on the closing of the Large Cap Core Reorganization, Funds Management has extended the expiration / renewal date of the capped operating expense ratio of each share class of the Wells Fargo Advantage Large Cap Core Fund to November 30, 2019.
  On November 18, 2015, the Board of Wells Fargo Funds Trust approved the addition of the Premier Class to the Money Market Fund, effective April 1, 2016.
  On November 18, 2015, the Board of Wells Fargo Funds Trust approved the Institutional Class name change of the Municipal Money Market Fund to the Premier Class, effective April 1, 2016.
  On November 18, 2015, the Board of Wells Fargo Funds Trust approved the Institutional Class name change of the National Tax-Free Money Market Fund to the Premier Class, effective April 1, 2016.
  On November 18, 2015, the Board of Wells Fargo Funds Trust approved the establishment of the Wells Fargo Small Cap Core Fund and the reorganization of the Golden Small Cap Core Fund (“Golden Small Cap Fund”) into the Wells Fargo Small Cap Core Fund, subject to approval by the Board of Forum Funds and shareholders of the Golden Small Cap Fund (the “Small Cap Core Reorganization”).  Contingent on the closing of the Small Cap Core Reorganization, Funds Management has extended the expiration / renewal date of the capped operating expense ratio of each share class of the Wells Fargo Small Cap Core Fund to July 31, 2019.